UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 5, 2015
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On February 5, 2015, Perrigo Company plc (the “Company”) released earnings for the second quarter of fiscal 2015. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for Cost of sales, Gross profit, Operating expenses, Operating income, Interest expense, net, Other expense, net, Income (loss) before income taxes, Income tax expense (benefit), Net income (loss), Diluted weighted average shares outstanding, and Earnings (loss) per share within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Adjusted earnings is one of the primary indicators management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management uses adjusted earnings to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results and guidance:

Second Quarter and Year-to-date Fiscal 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisition and for organizational improvements

•	Acquisition and integration-related charges

•	Write-off of contingent consideration

•	Escrow settlement

•	Write-offs of in-process research and development

•	Transaction charges and extinguishment of debt incurred in connection with a completed business acquisition

•	Litigation settlement

Second Quarter and Year-to-date Fiscal 2015 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisition and for organizational improvements

•	R&D payment made in connection with collaborative arrangement

•	Acquisition and integration-related charges

•	Financing charges and extinguishment of debt incurred in connection with financing a pending acquisition

•	Losses on derivatives associated with hedging a pending acquisition's foreign currency-denominated purchase price

•	Equity method investment losses

•	Income from transfer of rights agreement

•	The weighted average effect of shares issued to finance a pending acquisition

•	Investment distribution

Full Year Fiscal 2014

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisition and for organizational improvements

•	Acquisition-related costs (inclusive of transaction charges and extinguishment of debt)

•	Write-off of contingent consideration

•	Escrow settlement

•	Equity method investment losses

•	Write-offs of in-process research and development

•	Litigation settlement

•	Losses on sale of investments

Full Year Fiscal 2015 Guidance

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisition and for organizational improvements

•	R&D payment made in connection with collaborative arrangement

•
Acquisition-related costs (inclusive of related financing charges, extinguishment of debt, and losses on derivatives associated with hedging a pending acquisition's foreign currency-denominated purchase price)

•	The weighted average effect of shares issued to finance a pending acquisition

•	Incremental interest expense from senior notes issued to finance a pending acquisition

•	Equity method investment losses

•	Transfer of rights agreement

•	Investment distribution

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company plc on February 5, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.

The information in Items 2.02 and 7.01 of this Report and the press release included as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	February 5, 2015		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press release issued by Perrigo Company plc on February 5, 2015, furnished solely pursuant to Item 2.02 of Form 8-K.